Exhibit 32.2
Certification Pursuant To
18 U.S.C. Section 1350
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002
This certification is provided pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350, and accompanies the Quarterly Report on Form 10-Q for the period ended December 31, 2004 of Tidel Technologies, Inc. (the Company) as filed with the Securities and Exchange Commission on the date hereof (the Report).
I, ROBERT D. PELTIER, Interim Chief Financial Officer of the Company, certify that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Robert D. Peltier
ROBERT D. PELTIER
Interim Chief Financial Officer
July 31, 2005

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